SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     April 1, 1998


                  WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5
             (Exact name of registrant as specified in its charter)


      California                     333-24111                   33-0745418
(State or other jurisdiction       (Commission                 (IRS Employer
 of incorporation)                 File Number)              Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565



                                      N/A
          Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

         WNC Housing Tax Credit Fund VI, L.P., Series 5 ("Series 5") has acquired a Local Limited Partnership Interest in Bradley Villas Limited Partnership, an Arkansas limited partnership ("BRADLEY"), and Murfreesboro Villas Limited Partnership, an Arkansas limited partnership (AMURFREESBORO"). BRADLEY and MURFREESBORO are sometimes hereinafter referred to as the "Local Limited Partnerships.@ BRADLEY owns the Bradley Villas Apartments in Bradley, Arkansas, and MURFREESBORO owns the Murfreesboro Villas Apartments in Murfreesboro, Arkansas (the "Apartment Complexes").

         The following tables contain information concerning the Apartment Complexes and the Local Limited Partnerships identified herein:



                                                                                                            LOCAL
                                          ACTUAL OR                                                         LIMITED       YEAR
                                          ESTIMATED    ESTIMATED                                PERMANENT   PARTNERSHIP'S CREDITS
              PROJECT                     CONSTRUC-    DEVELOPMENT                              MORTGAGE    ANTICIPATED   TO BE
LOCAL         NAME AND                    TION         COST             NUMBER OF    BASIC      LOAN        AGGREGATE     FIRST
LIMITED       NUMBER OF     LOCATION OF   COMPLETION   (INCLUDING       APARTMENT    MONTHLY    PRINCIPAL   TAX CREDITS   AVAIL-
PARTNERSHIP   BUILDINGS     PROPERTY      DATE         LAND COST)       UNITS        RENTS      AMOUNT      (1)           ABLE


BRADLEY       Bradley       Bradley       January      $1,013,574       8   2 BR     $331       $110,685    $867,500      1998
              Villas        (Lafayette    1998                          units        $348       HB (2)
              Apartments    County),                                    20 2BR
                            Arkansas                                    units                   $400,000
              4                                                                                 ADFA (3)
              buildings

MURFREES-     Murfreesboro  Murfreesboro  March 1998   $1,279,746       10   2BR     $258       $232,019    $1,116,770    1998
              Villas        (Pike                                       units        $294       HB (4)
              Apartments    County),                                    14   2BR
                            Arkansas                                    units                   $400,000
                                                                                                ADFA (3)
              6
              buildings



(1) Low Income Housing Credits are available over a 10-year period. For the year in which the credit first becomes available, Series 5 will receive only that percentage of the annual credit which corresponds to the number of months during which Series 5 was a limited partner of the Local Limited Partnership, and during which the Apartment Complex was completed and in service.

(2) Horizon Bank (AHB@) will provide the first mortgage loan for a term of 15 years at an annual interest rate of 9%. Principal and interest will be payable monthly, based on a 15-year amortization schedule.

(3) Arkansas Development Finance Authority (AADFA@), using HOME funds, will provide the second mortgage loan for a term of 35 years at an annual interest rate of 1%. Principal and interest payments will be deferred for 15 years. Outstanding principal and interest will be due upon maturity.

(4) Horizon Bank ("HB") will provide the first mortgage loan for a term of 15 years at an annual interest rate of 10%. Principal and interest will be payable monthly, based on a 15-year amortization schedule.

Bradley (BRADLEY): Bradley (population 600) is in Lafayette County, in southwest Arkansas, near the Louisiana and Texas borders, at the intersection of State Highways 29 and 160, approximately 25 miles southeast of Texarkana. The major employers for Bradley residents are Falcon Products (chairs for hotels and restaurants) and Pilgrim's Pride (chicken feed).

Murfreesboro (MURFREESBORO): Murfreesboro (population 1,500) is in Pike County, in southwest Arkansas, at the intersection of State Highways 19 and 26, approximately 60 miles southwest of Little Rock. The major employers for Murfreesboro residents are Murfreesboro Diamond (newspaper) and Aalf's Manufacturing Inc. (denim jeans).



                                                                               SHARING RATIOS:
                                                                               ALLOCATIONS (4)
                                                   LOCAL                       AND               SERIES 5's   ESTIMATED
                                                   GENERAL        SHARING      SALE OR           CAPITAL      ACQUISITION
LOCAL            LOCAL                             PARTNER'S      RATIOS:      REFINANCING       CONTRI-      FEES PAYABLE
LIMITED          GENERAL           PROPERTY        DEVELOPMENT    CASH FLOW    PROCEEDS          BUTION       TO FUND
PARTNERSHIP      PARTNER           MANAGER (1)     FEE (2)        (3)          (5)               (6)          MANAGER


BRADLEY          Billy Bunn        Bunn Real       $144,920       LGP: $1,000  99/1             $501,462      $46,000
                                   Estate and                     The          1/99
                                   Property                       balance:
                                   Management Co.                 50/50

MURFREESBORO     Murfreesboro      Bunn Real       $184,946       LGP: $1,000  99/1             $685,474      $64,000
                 Industrial        Estate and                     The          1/99
                 Development       Property                       balance:
                 Corp.             Management                     50/50
                                   Co.


(1) The maximum annual management fee payable to the property manager generally is determined pursuant to lender regulations. The Local General Partner is authorized to employ either itself or one of its affiliates, or a third party, as property manager for leasing and management of the Apartment Complex so long as the fee therefore does not exceed the amount authorized and approved by the lender for the Apartment Complex.

(2) The Local Limited Partnership will pay its Local General Partner or an affiliate of its Local General Partner a development fee in the amount set forth, for services incident to the development and construction of the Apartment Complex, which services include: negotiating the financing commitments for the Apartment Complex; securing necessary approvals and permits for the development and construction of the Apartment Complex; and obtaining allocations of Low Income Housing Credits. This payment will be made in installments after receipt of each installment of the capital contributions made by Series 5.

(3) Reflects the amount of the net cash flow from operations, if any, to be distributed to Series 5 ("WNC") and the Local General Partner ("LGP") of the Local Limited Partnership for each year of operations.

(4) Subject to certain special allocations, reflects the respective percentage interests in profits, losses and Low Income Housing Credits of Series 5 and the Local General Partner.

(5) Reflects the percentage interests of Series 5 and the Local General Partner, in any net cash proceeds from sale or refinancing of the Apartment Complex, after payment of the mortgage loan and other Local Limited Partnership obligations.

(6) Series 5 will make its capital contribution to the Local Limited Partnership in stages, with each contribution due when certain conditions regarding construction or operations of the Apartment Complex have been fulfilled.

Item 7.  Financial Statements and Exhibits


         a.       Financial Statements of Businesses Acquired.

                  Inapplicable.

         b.       Proforma Financial Information
                  Proforma Balance Sheet, December 31, 1997 (Unaudited)
                  Proforma  Statement of  Operations  for the Period  August 29,
                  1997  (date   operations   commenced)  to  December  31,  1997
                  (Unaudited) Notes to Proforma Financial Statements

         c.       Exhibits

                  10.1 Bradley Villas Limited Partnership Second Amended and Restated Agreement of Limited Partnership

                  10.2 First Amendment to the Second Amended and Restated Agreement of Limited Partnership of
                        Bradley Villas Limited Partnership

                  10.3  Agreement for Purchase and Sale of Partnership Interest

                  10.4 Murfreesboro Villas Limited Partnership Agreement of Limited Partnership

                  10.5 First Amendment to the Agreement of Limited Partnership of Murfreesboro Villas Limited
                        Partnership

                  10.6  Agreement for Purchase and Sale of Partnership Interest

                 WNC HOUSING TAX CREDIT FUND VI, L.P., Series 5
                       (A California Limited Partnership)
                             PROFORMA BALANCE SHEET
                                December 31, 1997

                                     ASSETS
                                                               Historical           Proforma            Proforma
                                                                  Balance           Adjustments          Balance

Cash and cash equivalents                                      $5,498,424            4,806,795
                                                                                      (391,335)
                                                                                       (56,310)       $9,857,574
Subscriptions receivable                                          631,885               56,310           688,195

Loans receivable                                                  878,894             (878,894)

Investment   in  limited   partnerships   and  limited          2,398,460            6,434,746
liability companies
                                                                                       391,335         9,150,641
                                                                                       (73,900)
Other assets                                                        5,042                    0             5,042
                                                              -----------          -----------        ----------

                                                              $ 9,412,705          $10,288,747       $19,701,452
                                                              ===========           ==========       ===========


                        LIABILITIES AND PARTNERS' CAPITAL
LIABILITIES:

Payables to limited partnerships and limited                     $860,671          $6,434,746         $6,416,523
  liability corporations                                                            (878,894)
Accrued fees and expenses due to general
  partner and affiliates                                          361,900                   0            361,900
                                                                  -------            --------            -------
                                                                1,222,571           5,555,852          6,778,423
                                                                ---------           ---------          ---------

PARTNERS' EQUITY
  General partner                                                (12,452)             (7,837)           (21,028)
                                                                                        (739)
  Limited partners                                             8,202,586           4,814,632         12,944,057
                                                                                     (73,161)

       Total partners' equity                                  8,190,134           4,732,895         12,923,029
                                                               ---------           ---------         ----------
                                                              $9,412,705         $10,288,747         $19,701,452
                                                              ==========          ==========        ===========

                                  - Unaudited -
             See Accompanying Notes to Proforma Financial Statements

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5

                       (A California Limited Partnership)


                        PROFORMA STATEMENT OF OPERATIONS

           For the Period August 29, 1997 (date operations commenced)
                              to December 31, 1997




                                                           Historical         Proforma           Proforma
                                                            Balance         Adjustments          Balance

Interest income                                           $   10,012                          $    10,012
                                                          ----------                           ----------

Operating expenses:
  Amortization                                                 2,256                                2,256
  Other                                                        7,843                                7,843
                                                               -----                                -----

Total operating expense                                       10,099                               10,099
                                                             -------                               ------

Loss from operations                                             (87)                                 (87)

Equity in income (loss ) of limited
partnerships and limited liability companies                   2,395           (73,900)           (71,505)
                                                               -----           --------           --------

Net income (loss)                                         $    2,308         $ (73,900)        $ ( 71,592)
                                                           =========         ===========        ==========



                                  - Unaudited -
             See Accompanying Notes to Proforma Financial Statements

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5
                       (A California Limited Partnership)

                     NOTES TO PROFORMA FINANCIAL STATEMENTS


NOTE 1 - GENERAL

The information contained in the following notes to the proforma financial statements is condensed from that which appears in the financial statements. Accordingly, these proforma financial statements should be reviewed in conjunction with the financial statements and related notes thereto contained in the WNC Housing Tax Credit Fund VI, L.P., Series 5 financial statements dated December 31, 1997. WNC Housing Tax Credit Fund VI, L.P., Series 5 is referred to in these notes as the "Partnership."

NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS

As of December 31, 1997, the Partnership was admitted as majority limited partner in two limited partnerships (Chillicothe Plaza Apartments, L.P. and Spring Valley Terrace Apartments L.L.C.). Subsequent to December 31, 1997, the Partnership has acquired a limited partnership interest in five limited partnerships; Bradley Villas Limited Partnership (Bradley), El Reno Housing Associates Limited Partnership (El Reno), Hughes Villa Limited Partnership (Hughes), Mark Twain Senior Community Limited Partnership (Mark Twain), Murfreesboro Villas Limited Partnership (Murfreesboro) and is negotiating to acquire the limited partnership interest in one other partnership. These investments commit the Partnership to capital contributions as follows:


     APT HOUSING THEODORE                $    1,312,916
     BRADLEY                                    532,196
     EL RENO                                  3,039,985
     HUGHES                                     181,885
     MARK TWAIN                                 683,290
     MURFREESBORO                               684,474
                                                -------
                                          $   6,434,746

In accordance with Article 11, Proforma Financial Information of Regulation S-X of the Securities and Exchange Commission, the accompanying proforma balance sheet was computed assuming that the limited partnerships discussed above were acquired at the end of the period presented. The first adjustment to cash and the adjustment to partners' equity of $4,806,795, reflect the net proceeds from January 1, 1998 to April 9, 1998 from issuance of 5,772 units of limited partners' capital ($5,772,000 less notes receivable of $181,500, and commissions and offering costs of $783,705). The third adjustment to cash and the

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5

                       (A California Limited Partnership)

               NOTES TO PROFORMA FINANCIAL STATEMENTS (Continued)



NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS (Continued)

adjustment to subscriptions receivable of $56,310 reflect subscriptions receivable from the above sale of limited units. The adjustments to investment in limited partnerships and notes payable to limited partnerships of $6,434,746 reflect the Partnership's acquisition of the six limited partnership interests as if the Partnership's date of acquisition was December 31, 1997. The second adjustment to investment in limited partnerships and the second adjustment to cash of $391,335 reflect the acquisition fee for the acquisition of the identified limited partnerships

Four of the six apartment complexes were under construction or rehabilitation during the period presented and had no operations which should be reported. Hughes Villa and Mark Twain had operations during the period presented (August 29, 1997 to December 31, 1997), and a proforma loss of $73,900 has been recorded in the Proforma Statement of Operations. This is the third adjustment to Investment in Limited Partnerships in the Proforma Balance Sheet. The Partnership uses the equity method of accounting to account for its investments in these local limited partnerships.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5

Date: April 13, 1998             By:      WNC &  Associates, Inc.,
                                          General Partner

                                           By:      /s/ JOHN B. LESTER, JR.
                                                        John B. Lester, Jr.,
                                                        President

                                INDEX TO EXHIBITS


Exhibit
Number            Exhibit

10.1 Bradley Villas Limited Partnership Second Amended and Restated Agreement of Limited Partnership

10.2 First Amendment to the Second Amended and Restated Agreement of Limited Partnership of Bradley Villas Limited Partnership

10.3   Agreement for Purchase and Sale of Partnership Interest

10.4   Murfreesboro Villas Limited Partnership Agreement of Limited Partnership

10.5 First Amendment to the Agreement of Limited Partnership of Murfreesboro Villas Limited Partnership

10.6   Agreement for Purchase and Sale of Partnership Interest


                                       6